UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2020

TEAM, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-08604	74-1765729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
13131 Dairy Ashford, Suite 600
Sugar Land, Texas 77478
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 331-6154

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 — CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 — CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the — Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the — Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.30 par value	TISI	New York Stock Exchange
Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01     Other Events

On March 25, 2020, the U.S. Securities and Exchange Commission (the “SEC”) issued an order under Section 36 (Release No. 34-88465) (the “Order”) of the Securities Exchange Act of 1934, that provides conditional relief to public companies that are unable to timely comply with their filing obligations as a result of the novel coronavirus (“COVID-19”) pandemic. TEAM, Inc. (“we,” “our,” “us,” or the “Company”) is relying on the Order to delay the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Quarterly Report”) due to circumstances related to the COVID-19 pandemic.

The Company’s key employees are affected by travel and work restrictions stemming from the COVID-19 pandemic. In particular, the Company's headquarters are located in Texas, which has imposed continuing statewide lockdowns to address the COVID-19 pandemic. As a consequence, the Company's accounting personnel, who are working remotely, have had limited access to the Company's financial records. In addition, the Company has instituted rolling furloughs throughout the organization, which has made the collection of financial data across our worldwide operations slower and more difficult. These restrictive measures and the economic impacts of the COVID-19 pandemic have required additional time for us to assess the impact of COVID-19 on our operations, financial position and cash flows.

The Company has not yet finalized its financial results; however, as a result of COVID-19, we have determined that the significant decline in the overall financial markets, including the Company’s market capitalization, qualified as a triggering event that warranted further analysis to determine if there was a goodwill impairment loss as of March 31, 2020. This analysis, as well as the tax impacts that may be recognized related to the Coronavirus Aid, Relief and Economic Security Act, has not been fully completed and is part of the overall assessment of the impact of COVID-19 on our business. As a result, these factors have delayed the completion of our internal quarterly review and finalization of the Quarterly Report by the original filing date of May 11, 2020.

We expect to file the Quarterly Report on or around May 31, 2020, but, in any event, no later than June 25, 2020, which is 45 days from the Quarterly Report’s original filing deadline.

We intend to include the following updates to our risk factors in the Quarterly Report related to the impact of COVID-19 on our business, which may be updated and/or supplemented subsequent to the date of this report:

The recent COVID-19 pandemic and related economic repercussions have had, and are expected to continue to have, a significant impact on our business, and depending on the duration of the pandemic and its effect on the oil and gas industry, could have a material adverse effect on our business, liquidity, consolidated results of operations, and consolidated financial condition.

The COVID-19 pandemic and related economic repercussions have created significant volatility, uncertainty and turmoil in the oil and gas industry, which were further exacerbated by the price war among members of the Organization of Petroleum Exporting Countries (“OPEC”) and other non-OPEC producer nations during the first quarter of 2020, and global storage considerations. These events have directly affected our business and have exacerbated the potential negative impact from many of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2019 (the “2019 Form 10-K”), including those relating to our clients’ capital spending and trends in oil and natural gas prices.

As COVID-19 continues to spread globally, including significant impacts in the United States, Canada and the European Union, where we operate, we are taking a variety of measures to ensure the availability of our services, promote the safety and security of our employees, and preserve liquidity. However, public and private sector policies and initiatives to reduce the transmission of COVID-19, such as closures of businesses and manufacturing facilities, the promotion of social distancing, the adoption of working from home by companies and institutions, and travel restrictions, could continue to adversely affect demand for our services. In addition, COVID-19 and related initiatives may result in greater supply chain disruption, which could have an adverse impact on volumes and make it more difficult for the Company to serve its clients. The full extent to which COVID-19 impacts operations will depend on future developments that are highly uncertain and cannot be predicted with confidence, including the duration or future recurrence of the outbreak, emerging scientific or technological information concerning prevention, treatment and vaccination, and new governmental policies put in place to contain the health and economic impact of COVID-19 in the future, among others. The confluence of events described above have had, and are expected to continue to have, a significant impact on our business, and depending on the duration of the pandemic and its effect on the oil and gas industry, could have a material adverse effect on our business, liquidity, results of operations, and financial condition. To the extent COVID-19 adversely affects our business, liquidity, results of operations, and financial condition, it may also have the effect of heightening many of the other risks described under Part I, Item 1A of the 2019 Form 10-K.

The economic environment may affect customer demand for our services.

Future economic uncertainty may reduce the availability of liquidity and credit and, in many cases, reduce demand for our customers’ products. Disruption of the credit markets could also adversely affect our customers’ ability to finance ongoing maintenance and new capital projects, resulting in contract cancellations or suspensions, and capital project delays. An extended or deep recession may result in plant closures or other contractions in our customer base. These factors may also adversely affect our ability to collect payment for work we have previously performed. Furthermore, our ability to expand our business could be limited if, in the future, we are unable to increase our credit capacity under favorable terms or at all. Such disruptions, should they occur, could materially impact our results of operations, financial position or cash flows.

Our clients in the oil and gas industry have historically accounted for a substantial portion of our revenues. Oil demand has significantly deteriorated as a result of the COVID-19 pandemic and corresponding preventative measures being taken around the world to mitigate the spread of the virus. At the same time, aggressive increases in production of oil by Saudi Arabia and Russia created a significant surplus in the supply of oil. West Texas Intermediate oil spot prices decreased from a high of about $63 per barrel in early January 2020 to a low of negative $37 per barrel in late April 2020. Physical markets have been distressed as spot prices have been negatively impacted by the lack of available storage capacity. While OPEC and other oil producing nations agreed in April 2020 to cut production, downward pressure on commodity prices has continued and could continue for the foreseeable future.

Extended periods of low prices for crude oil can have a material adverse impact on our results of operations, financial condition and liquidity. While we continue to expand our market presence in the areas of aerospace and defense, construction, chemical processing, manufacturing, power generation, and public infrastructure, among other industries, economic downturns within the oil and gas industry including crude oil prices have, and could continue to, result in reduction in demand for our services.

Forward-Looking Statements

Statements in this Current Report on Form 8-K that express a belief, expectation or intention, as well as those that are not historical fact, are forward-looking. The forward-looking statements in this press release include the statements concerning: (1) the future impacts of COVID-19 on our business, suppliers and clients; the economy generally; and our industry; (2) the impact from the decline in the oil and gas industry on our results of operations, financial condition and liquidity; and (3) our ability to comply with our filing obligations with the SEC. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are based on current information and expectations of TEAM, Inc. that involve a number of risks, uncertainties and assumptions affecting our business, including those relating to the effects of the COVID-19 pandemic on our business. Should one or more of these risks or uncertainties materialize, or should the assumptions underlying the forward-looking statements prove incorrect, actual outcomes could vary materially from those indicated. These and other risks are more fully described in our latest annual report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2020, as may be further updated and supplemented from time to time in the Company’s future filings with the SEC. You should not place undue reliance on forward-looking statements. Except as required by applicable law, TEAM, Inc. undertakes no obligation to update or revise any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM, INC.

By:	/s/ Susan M. Ball
Susan M. Ball
Executive Vice President, Chief Financial Officer and Treasurer
Dated: May 11, 2020